NEXITY FINANCIAL CORPORATION INVESTOR PRESENTATION JUNE 30, 2007 Exhibit 99.1

Statements contained in this presentation which are not
historical facts are forward-looking statements as that
item is defined in the Private Securities Litigation Reform
Act of 1995.  Such forward-looking statements are subject
to risks and uncertainties which could cause actual
results to differ materially from estimated results. Such
risks and uncertainties are detailed in the Company’s
filings with the Securities and Exchange Commission.
Forward Looking Statement

To build the most fundamentally sound high performance bank in the nation. Mission Statement

Corporate Profile
Headquartered in Birmingham, Alabama
Founded in 1999 by current management team
Total assets of $923 million as of June 30, 2007
Correspondent banking model
Funded with branchless deposits

Management Team
Name Title Age
Years in
Banking
Greg Lee Chairman and CEO 48 28
David Long President 45 23
Jack Moran EVP/Chief Financial Officer 45 23
Kenneth Vassey EVP/Senior Lending Officer 49 27
Cindy Russo EVP/Operations 50 28

Strategic Advantages Excellent asset quality Unique business model in growing markets Exportable model Low-cost delivery channels Strong management team

Financial Summary
(dollars in thousands)
2Q07 2Q06
Assets $923,295 $833,984
Loans $629,008 $536,096
Deposits $693,094 $628,556
Net Income $1,144 $1,564
Net Interest Margin 2.95% 3.14%
Efficiency Ratio 71.21% 62.42%
NCOs / Avg. Loans * 0.02% 0.36%
NPA / Total Assets 0.53% 0.19%
* The net charge-off ratio is QTD annualized.

Business Model Lending Funding Retail Residential Correspondent Wholesale Banking Wholesale Borrowings Branchless Deposits Nexity Financial Model complemented with numerous fee-income products

Correspondent Banking Overview
Primary Services provided to community banks
• Loan Participations
• Investment Services
• Funds Management Programs
• New Products
• Wealth Management Services
• Data Processing Services (Fiserv)

Correspondent Banking Services Loans Investments Funds Mgt.

Correspondent Banking Services
Loans Investments Funds Mgt.
•
Purchase Participations
•
Sell Participations
•
Holding Company
Loans
•
Loans to Bank Officers
and Directors
•
De Novo Bank
Organizational Loans
•
Bank Stock Loans to
Individual Investors

Correspondent Banking Services
Loans Investments Funds Mgt.
•
Bond Strategies
•
Bond Sales
•
Trust Preferred
Securities
•
Brokered CDs
•
Asset/Liability
Management
•
Bond Accounting
•
Safekeeping
•
Purchase Participations
•
Sell Participations
•
Holding Company
Loans
•
Loans to Bank Officers
and Directors
•
De Novo Bank
Organizational Loans
•
Bank Stock Loans to
Individual Investors

Correspondent Banking Services
Loans Investments Funds Mgt.
•
Image Cash Letter
Clearing
•
Clearing/Funds
Management
•
Fed Funds
•
NexLink Online
Services
•
Escrow Services
•
Bond Strategies
•
Bond Sales
•
Trust Preferred
Securities
•
Brokered CDs
•
Asset/Liability
Management
•
Bond Accounting
•
Safekeeping
•
Purchase Participations
•
Sell Participations
•
Holding Company
Loans
•
Loans to Bank Officers
and Directors
•
De Novo Bank
Organizational Loans
•
Bank Stock Loans to
Individual Investors

Business Strategy Expansion
Expanded the Investments Division in late February 2007
hiring seven investments professionals opening a Midwest
office in Milwaukee, Wisconsin.
Created a Wealth Management Subsidiary to offer services to
community banks and their consumers. Three Wealth
Management professionals joined Nexity to build this
business.
Created Strategic Alliance with Fiserv to market their
outsourced data processing services.

Texas
(18)
Utah
(1)
Montana
California
(2)
Arizona
(1)
Idaho
Nevada
(1)
Oregon
Iowa
Colorado
Kansas
Wyoming
New Mexico
Missouri
Minnesota
Nebraska
(1)
Oklahoma
South Dakota
Washington
Arkansas
North Dakota
Louisiana
(1)
Illinois
(4)
Ohio
Florida
(18)
Georgia
(107)
Alabama
(29)
Wisconsin
(24)
Virginia
(6)
Indiana
Michigan
Mississippi
(3)
Kentucky
Tennessee
(7)
Pennsylvania
North
Carolina
(25)
South
Carolina
(35)
West
Virginia
New Jersey
Maine
New York
Vermont
Maryland
New Hampshire
Connecticut
Delaware
Massachusetts
Rhode Island
- Nexity Client Locations
- Nexity Bank Offices
•
•
•
•
•
•
•
•
• Currently 284 community banking clients in 18 states

Correspondent Services Utilization
32% increase in bank clients over past 12 months
35% of customers use 2 or more Primary Services*
Financed bank stock for 41% of our customers
35% of customers sell us overnight Fed Funds
* Service areas include Loans, Investment Services and Funds Management.

Growth Opportunities
FDIC Insured Institutions Formed
Number of
Banks
YTD
2007
2006 2005 2004 2003 2002 6/30/07
Alabama 2 4 4 4 4 0 159
Florida 10 23 19 15 13 6 307
Georgia 16 21 13 14 13 11 353
North
Carolina
1 9 3 7 2 1 110
South
Carolina
2 8 3 1 1 1 94
Texas 15 9 6 9 10 6 653
Virginia 1 5 4 5 3 4 118
Wisconsin 2 1 3 0 1 0 302
Total 49 80 55 55 47 29 2,096

Financial Overview

Balance Sheet Highlights
(dollars in thousands)
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
2003 2004 2005 2006 Q2'07
Loans - CAGR 16.6%
Deposits - CAGR 15.8%
Assets - CAGR 16.8%
Compound Annual Growth Rate calculated over 4.5 years

Loan Portfolio Mix
21%
53%
19%
2%
5%
0%
Commercial, financial, and agricultural Real estate - construction
Real estate - mortgage Installment loans to individuals
Home equity lines of credit
Data as of June 30, 2007

21%
2%
1%
36%
36%
4%
0%
Noninterest-bearing demand
Interest-bearing checking
Money market accounts
Savings accounts
Brokered deposits
Time deposits < $100K
Time deposits > $100K

Deposit Mix Data as of June 30, 2007

Geographic Diversity
Loans
Georgia 30.89%
South Carolina       24.92%
Alabama 9.38%
Texas 7.75%
North Carolina         7.23%
Florida 7.13%
Deposits*
Alabama 26.90%
California 9.75%
Florida 8.24%
Texas 7.14%
New York 4.97%
Pennsylvania 3.26%
* Deposit accounts are in all 50
states
Data as of June 30, 2007

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
NCOs/Avg. Loans
NPA/Total Assets
0.29%
0.17%
0.09%
0.31%
0.07%
0.53%
0.12%
0.59%
0.03%
0.53%
2003
2004
2005
2006
Q2'07

Asset Quality * NCO Ratio is YTD Annualized

Net Interest Margin 2.98% 2.97% 3.13% 3.15% 2.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2003 2004 2005 2006 Q2 2007 * YTD Annualized

Efficiency Ratio 76.45% 67.74% 63.46% 63.30% 59.15% 68.46% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2002 2003 2004 2005 2006 Q2 2007

Operating Income
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2Q 2006
3Q 2006
4Q 2006
1Q 2007
Q2 2007

Quarterly Earnings – Last Five Quarters * Operating Income is Net Income Less Net Securities Gains (dollars in thousands)

Valuation
Current Price Per Share - 8/1/07
Tangible Equity – 6/30/07
Shares Outstanding* – 6/30/07
Price / Tangible Book
Price / Annualized 1
st
Half 2007 EPS
$8.61
$61.5 million
8.1 million
113.6%
13.9x
* Less Treasury Shares

Stock Buyback Programs
Total Shares Authorized in Buyback Programs
Shares Repurchased – 8/1/07
Percentage of Shares Outstanding
Remaining Shares in Programs
1,450,000
620,000
7.1%
830,000
*  Buyback programs started March 3, 2006

Investment Considerations Strong fundamentals Discounted Price Tremendous growth opportunities

NEXITY FINANCIAL CORPORATION